UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2026 (November 6, 2026)
WILLSCOT HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6400 East McDowell Road, Suite 300
Scottsdale, Arizona 85257

(Address, including zip code, of principal executive offices)

(480) 894-6311
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of         1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01	Other Events

Williams Scotsman, Inc. (“WSI”) and certain other subsidiaries of WillScot Holdings Corporation are parties to an ABL Credit Agreement, dated as of July 1, 2020 (as amended through a seventh amendment, dated October 16, 2025, the “ABL Facility”), by and among WSI, the guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent, collateral agent and swingline lender. On November 6, 2026, the Company entered into two forward-starting interest rate swap agreements with financial counterparties relating to an aggregate of $300 million in notional amount of variable-rate debt under the ABL Facility. On November 6, 2026, WSI executed an interest rate swap agreement with MUFG Bank, Ltd. that is effective June 30, 2027. The swap has a notional amount of $200 million and provides for WSI to pay an interest rate of 4.3451% and receive a variable interest rate equal to one-month term SOFR, with a maturity date of June 30, 2030. On November 6, 2026, WSI also executed an interest rate swap agreement with Capital One, N.A. that is effective June 30, 2027. The swap has a notional amount of $100 million and provides for WSI to pay an interest rate of 4.3450% and receive a variable interest rate equal to one-month term SOFR, with a maturity date of June 30, 2030. The swap agreements were designated and qualified as hedges of the Company’s exposure to changes in interest payment cash flows created by fluctuations in variable interest rates on the ABL Facility.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Holdings Corporation

Dated: November 9, 2026	By:	/s/ S. Gary Shullaw
Name: S. Gary Shullaw
Title: Senior Vice President, Chief Legal Officer, and Corporate Secretary